UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2023 (November 21, 2023)

GLOBAL TECHNOLOGIES, LTD

(Exact Name of Registrant as Specified in Charter)

Delaware	000-25668	86-0970492
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Campus Dr., Suite 105 Parsippany, NJ 07054

(Address of Principal Executive Office) (Zip Code)

(973) 233-5151

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	GTLL	OTC Markets “PINK”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 17, 2023, the Company entered into a Securities Purchase Agreement (the “Agreement”) with Jetco Holdings, LLC (the “Purchaser”). Under the terms of the Agreement, the Purchaser acquired six shares of the Company’s Series L Preferred Stock for the purchase price of $30,000. The transaction closed on November 21, 2023.

The foregoing provides only a brief description of the material terms of the Securities Purchase Agreement and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such description is qualified in its entirety by reference to the full text of the document filed as an exhibit to this Current Report on Form 8-K, and is incorporated herein by reference.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

The information included in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

ITEM 3.02. UNREGISTERED SALE OF EQUITY SECURITIES.

The information included in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

The issuance of the shares of Common Stock issuable upon conversion of the Series L Preferred Stock will be exempt from registration under Securities Act Section 4(a)(2) and Securities Act Rule 506(b). The Investor is sophisticated and represented in writing that they were an accredited investor and acquired the securities for their own account for investment purposes. A legend will be placed on the stock certificates issued upon conversion of the Series L Preferred Stock, subject to the terms of the transaction documents, stating that the securities have not been registered under the Securities Act and cannot be sold or otherwise transferred without registration or an exemption therefrom.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
10.1	Securities Purchase Agreement between the Company and Jetco Holdings, LLC dated November 17, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GLOBAL TECHNOLOGIES, LTD

Date: November 27, 2023	By:	/s/ Fredrick Cutcher
	Name:	Fredrick Cutcher
	Title:	Chief Executive Officer